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                            THE DIRECTOR VARIABLE ANNUITY
                     HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

SUPPLEMENT DATED DECEMBER 23, 1998 TO THE PROSPECTUS DATED SEPTEMBER 30, 1998

Under the section entitled, "Charges Under the Contract," the subsection entitled "Confinement in a Ho spital, Long Term Care Facility or Nursing Home," should be deleted and replaced with the following:

CONFINEMENT IN A HOSPITAL, LONG TERM CARE FACILITY OR NURSING HOME - Hartford will waive any Sales Charge applicable to a partial or full surrender if the Contract Owner, joint Contract Owner, or Annuitant is confined, at the recommendation of a physician for medically necessary reasons, for at least 180 calendar days to: a hospital recognized as a general hospital by the proper authority of the state in which it is located; or a hospital recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; or a facility certified as a hospital or long-term care facility; or a nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day.

     The Contract Owner, joint Contract Owner, or Annuitant cannot be confined at the time the Contract was purchased in order to receive this waiver and the Contract Owner(s) must have been the Contract Owner(s) continuously since the Contract issue date; must provide written proof of confinement satisfactory to Hartford; and must request the partial or full surrender within 91 calendar days of the last day of confinement.

     This waiver may not be available in all states. Please contact your registered representative or Hartford to determine availability.


HV-2316
33-73568